TRADEMARK LICENSE FROM IBC TO EMPYREAN

                     (for sales of Licensed Products in US)

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                     TRADEMARK LICENSE FROM IBC TO EMPYREAN

This License Agreement (the "Agreement") made as of the 9th day of August, 2000 ("the Effective Date") by and among INTERNATIONAL BIOSCIENCE CORPORATION ("IBC"), a Florida corporation, having an office at 777 South Flagler Drive, Phillips Point Building, East Tower, Suite 909, West Palm Beach, Florida 33401, and EMPYREAN BIOSCIENCE, INC. ("Empyrean"), a Wyoming corporation, having an office at 23800 Commerce Park Road, Suite A, Cleveland, Ohio 44122;

                                WITNESSETH THAT:

     WHEREAS, IBC represents that it is the sole owner of the entire right, title and interest in and to the Bug Trademark (as defined below), free and clear of any liens or encumbrances, and the entire right, title and interest to the use of the Bug Trademark in connection with the Licensed Products (as defined below);

     WHEREAS, IBC has granted Empyrean the exclusive right to purchase and sell Licensed Products in the United States pursuant to a License Agreement from IBC to Empyrean executed concurrently herewith ("the License Agreement from IBC to Empyrean");

     WHEREAS, Empyrean desires to acquire the right to use the Bug Trademark (as defined below) on and in connection with the manufacture, promotion, merchandising, distribution and sale of the Licensed Products in the United States;

     NOW,  THEREFORE,  in  consideration  of the  premises  and  of  the  mutual
undertakings   hereinafter   set  forth,   and  for  other  good  and   valuable
consideration, IBC and Empyrean hereby agree as follows:
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     1. Definitions

     In this Agreement the following terms shall have the meanings hereinafter specified:

     (a) "Bug Trademark" shall mean the "GEDA LOGO" used by IBC on all products based on the Formulation which is owned by IBC, an exemplar of which is annexed hereto as Exhibit A.

     (b) "Copyrights" shall mean the copyrights subsisting in the Trade Dress.

     (c)   "Empyrean   Trade   Dress"   shall   mean  the   two-dimensional   or
three-dimensional  packaging  decorations,   designs,  slogans,  tag  lines  and
appliques that are applied to the Licensed Products or packaging therefor.

     (d) "Formulation" shall mean the proprietary formulation (including manufacturing technology and processes) comprising Benzalkonium Chloride as an active ingredient with Octoxynol 9 (and others) invented and created by Dr. David Thornburgh and exclusively owned by IBC known as the GEDA line of products.

     (e) "Gel Product" shall mean the spermicide and microbicide contraceptive gel product embodying the Formulation presently being developed by IBC, also known as the GEDA Plus product, designed to prevent the transmission of sexually transmitted diseases including, but not limited to, gonorrhea, chlamydia, syphilis, Trichomonas, herpes I and II and HIV, and which is presently undergoing the appropriate and necessary United States governmental regulatory compliance process to permit Empyrean to include such product as a Licensed Product hereunder.

     (f) "Licensed Products" shall mean products having an effective amount of the Formulation therein and having all necessary government approval for commercialization, including, but not limited to, the Lotion Products, Gel Product and any Derivative Products hereinafter developed by IBC.

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     (g)  "Lotion  Products"  (also  known as GEDA  Lotion)  shall mean the hand sanitizing lotion presently being manufactured for Empyrean by Canadian Custom Packaging and sold by Empyrean as a Licensed Product, and presently being marketed by Empyrean under appropriate and necessary United States governmental regulatory compliance.

     (h) "Territory" shall mean the United States of America and its possessions and territories.

     2. REPRESENTATIONS

     IBC represents as follows:

     (a) IBC has the right and authority (i) to enter into this  Agreement,  and
(ii) to grant the License as defined in Section 3 below.

     (b) IBC has executed no agreement in conflict herewith.

     (c) IBC owns all right, title and interest to and in the Bug Trademark, in the United States and certain countries foreign to the United States, free of all liens and encumbrances thereto.

     3. TRADEMARK LICENSE FROM IBC TO EMPYREAN

     (a) IBC hereby grants to Empyrean, upon the terms and conditions of this Agreement, whatever rights IBC may have to use the Bug Trademark as part of the Empyrean Trade Dress in the Territory, on and in connection with the promotion, merchandising, distribution and sale of Licensed Products.

     (b) To the extent such Bug Trademark is available for use in the Territory, Empyrean agrees to use and shall use the Bug Trademark in the Empyrean Trade Dress only on or in connection with the promotion, merchandising, distribution and sales of Licensed Products in the Territory. Empyrean shall not use the Bug

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Trademark or sell products using or  incorporating  the Bug Trademark  except as expressly provided in this Agreement or as approved by IBC.

     (c) IBC reserves all rights to the Bug Trademark except as expressly granted herein to Empyrean.

     4. TRADEMARK

     (a) Empyrean recognizes that IBC is the owner of all right, title and interest in and to the Bug Trademark in any form or embodiment thereof and is also the owner of the goodwill attached or which shall become attached to the Bug Trademark in connection with the business and goods in relation to which the same has been, is, or shall be used. Sales by Empyrean shall be deemed to have been made by IBC for the purposes of goodwill and all uses of the Bug Trademark by Empyrean shall inure to the benefit of IBC and any rights of IBC. Empyrean shall not at any time intentionally or recklessly do or suffer to be done by anyone acting on its behalf or in connection with Empyrean any act or thing which will in any way impair the rights of IBC in or to the Bug Trademark or any application or registration thereof or which depreciates the value of the Bug Trademark or its reputation.

     (b) Empyrean shall, at the request of IBC, fully cooperate with IBC in preparing, executing and causing to be recorded or filed such agreements (including registered user agreements and other documents reasonably required by IBC) to confirm the ownership by IBC of the Bug Trademark, and to evidence, protect and implement its rights to the Bug Trademark within and outside the Territory and the respective rights of IBC and Empyrean pursuant to this Agreement. IBC and Empyrean acknowledge that only IBC may file and prosecute trademark applications regarding the Bug Trademark or Empyrean's use of the Bug Trademark anywhere. Empyrean will cooperate with IBC, at IBC's request, in

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connection  with  the   preparation,   execution,   filing  and  prosecution  of
applications to register the Bug Trademark both inside and outside the Territory and the maintenance of such registrations as may issue. Upon expiration or termination of this Agreement for any reason whatsoever, Empyrean will execute and file such documents as shall be required by IBC, including without limitation, termination of any agreements and assignments of rights.

     (c) Empyrean shall cause to appear on all Licensed Products and on all materials on or in connection with which the Bug Trademark is used such legend, markings and notice of any trademark, trade name or other rights therein or pertaining thereto as IBC shall reasonably require and shall comply with all notice and marking requirements of any law applicable or necessary to the protection of the Bug Trademark.

     (d) Empyrean shall never (i) challenge IBC's ownership of or right to license, or the validity of, the Bug Trademark, any application for registration thereof or any trademark registration thereof nor (ii) contest the fact that Empyrean's rights under this Agreement are solely those of a Licensee.

     (e) At the expiration or termination of this Agreement, except as expressly provided herein, all rights of Empyrean with respect to use of the Bug Trademark shall thereupon cease and terminate for all purposes whatsoever.

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     5. QUALITY CONTROL

     (a) Empyrean acknowledges that the preservation and enhancement of the value of the Bug Trademark requires IBC to reasonably control the type, image and quality of products manufactured and sold using the Bug Trademark and the use of the Bug Trademark in connection with the manufacture and sale of Licensed Products.

     (b) Empyrean shall only use the Bug Trademark on the Licensed Products in stylization consistent with and conforming to visual representations and images to be provided to Empyrean by IBC.

     (c) Empyrean shall submit to IBC for IBC's approval, samples of all labels, tags, packaging and other materials intended to be used in connection with Licensed Products, before the same may be used, and no use shall be made of the same unless approved by IBC in writing, which approval shall not be unreasonably withheld.

     (d) In order that IBC may assure itself of the maintenance of the quality standards set forth in this Agreement:

          (i) Before manufacturing or having manufactured for it any Licensed Products intended to bear the Bug Trademark, Empyrean shall deliver to IBC, or as IBC may direct, for IBC approval, free of charge, one (1) pre-production sample and six (6) production samples related to same, of such Licensed Products intended to be sold by Empyrean. Nothing herein shall preclude IBC from requesting additional samples from Empyrean in order to monitor quality control, and Empyrean shall provide such samples when requested.

          (ii) All Licensed Products bearing the Bug Trademark manufactured by or for Empyrean or sold, distributed or promoted by it shall conform in all material respects to the samples approved by IBC.

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     (e) Empyrean shall not use any samples  furnished by IBC, created by or for
Empyrean for use in connection with Licensed Products, or approved for such use by IBC, except as provided in this Agreement, it being the understanding of the parties that Empyrean may use the same solely in connection with Licensed Products.

     (f) Empyrean shall submit to IBC, or as IBC may direct, before publication, any and all advertising and promotional material for approval by IBC.

     (g) Except as otherwise expressly provided herein, whenever, under the terms of this Agreement, the approval, consent or permission of IBC shall be required, such approval, consent or permission, shall not be unreasonably withheld or delayed. If IBC shall deny approval, it shall state in writing the reasons therefor. After any sample, copy or art work has been approved by IBC, Empyrean shall not vary or depart therefrom in any material respect without the further approval of IBC.

     (h) Empyrean agrees that all Licensed Products will be manufactured, labeled, sold, distributed, promoted and advertised in accordance with all applicable Federal, State and local, and if appropriate, foreign laws and regulations.

     (i) Subject to the Bug Trademark requirements set forth herein, the parties agree that co-branding the Bug Trademark with the trademark of a third party is permitted by IBC as long as such third party trademark preserves the value of the trademark.

     6. INFRINGEMENT OF TRADEMARK

     (a) Empyrean shall, promptly after becoming aware of same, notify IBC of any infringement or imitation of the Bug Trademark, of any use by any person or entity of a trademark or design similar to the Bug Trademark, or of any unfair competition relating to the Bug Trademark, or of any other apparent violation of

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the  rights  of IBC,  so as to allow  for IBC to take  such  action as IBC deems advisable for the protection of IBC's rights. Empyrean shall, if requested by IBC, fully cooperate with IBC and, if so requested by IBC, shall join with IBC at Empyrean's expense, as a party to any action brought by IBC for such purpose. In no event, however, shall IBC be required to take any action if IBC deems it inadvisable to so do. IBC shall have full control over any action taken by it, including without limitation, the right to select counsel, to settle on any terms it deems advisable, in its discretion, to appeal any adverse decision rendered in any court, to discontinue any action taken by it, and otherwise to make any decision in respect thereto as it in its discretion deems advisable.

     7. Termination of TRADEMARK LICENSE FROM IBC TO EMPYREAN

     (a) On the expiration, or termination of this Agreement or the License Agreement from IBC to Empyrean, except as otherwise expressly provided herein, all rights of Empyrean hereunder shall terminate forthwith and revert automatically to IBC, and neither Empyrean nor its receivers, trustees, representatives, agents, successors or assigns shall have any right to exploit or in any way use the Bug Trademark or Trade Dress in connection with the manufacture, advertising, merchandising, promotion, sale or distribution of Licensed Products or otherwise or any right to use any designs, patterns, stylings or samples furnished by IBC created by or for Empyrean for use in connection with Licensed Products or approved by IBC for such use. Except as otherwise expressly provided herein, upon the expiration or termination of this Agreement or the License Agreement from IBC to Empyrean, Empyrean shall forthwith discontinue all use of the Bug Trademark and Trade Dress and any variation or simulation thereof.

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     8. TERM

     (a) The term of this Agreement shall begin on the Effective Date and shall continue until the expiration or termination of the License Agreement from IBC to Empyrean executed concurrently herewith.

     9. TERMINATION

     (a) IBC shall have the right to terminate this Agreement upon written notice to Empyrean at least sixty (60) days prior to the end of any calendar year, in the event that Empyrean sells no Licensed Products in the Territory for a period of two (2) years.

     10. Applicable Law

     (a) This Agreement, its terms and conditions and all business conducted hereunder shall be governed and interpreted under the laws of the State of Florida, without regard to conflict of laws provisions. The venue of any arbitration between the parties arising from or related to this Agreement shall be in either Miami-Dade County or Palm Beach County, Florida. Any litigation arising from or related to this Agreement shall be brought exclusively in an appropriate state or federal court in Miami-Dade County or Palm Beach County, Florida, and the parties waive any right to challenge such venue.

     (b) Except for actions brought for wrongful termination or to seek termination of this Agreement, if any disagreement arises regarding the interpretation of any points of the Agreement or any other point not covered herein or any claims for damages or specific performance, the disagreement, upon request of either party hereto delivered in writing to the other party, shall be resolved by arbitration before a single arbitrator in accordance with the commercial rules and procedures set forth by the American Arbitration Association. The prevailing party in any litigation or arbitration brought under

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this  Agreement  shall be entitled  to recover  reasonable  attorney's  fees and costs.

     (c) In the event any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the remaining terms shall remain in full force and effect, to effectuate this Agreement in accordance with its intent. Headings, title and subtitles of this Agreement are for convenience of reference only and are not to be considered in construing the terms of this Agreement.

     11. Sole and Complete Agreement

     (a) This Agreement is the sole and complete statement of the parties of their rights and obligations with respect to the subject matter hereof. This Agreement is an integrated agreement and replaces and supersedes any and all previous obligations and agreements between the parties, their predecessors and subsidiaries, both oral and written. The Parties hereto recognize and agree that no representations or warranties have been made except as set forth in this Agreement. Except as may otherwise be expressly provided herein, by signing this Agreement the parties expressly release each other, their predecessors and subsidiaries from any and all existing obligations that pre-date this Agreement as if such obligations have been fully performed and satisfied. Any amendments to this Agreement shall be in writing and executed by both parties hereto.

     12. Notices

     (a) All notices, requests, demands, instructions, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (i) delivered personally, (ii) mailed postage prepaid by certified mail, return receipt

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requests,  (iii)  sent  by  a  nationally  recognized  express  courier  service requiring a signature by the recipient, postage or delivery charges prepaid, at the address hereinafter specified, or to such other address as the parties may advise each other in writing from time to time. Any notice shall be addressed as follows:

     As to Empyrean:
     Mr. Richard C. Adamany
     Empyrean Bioscience, Inc.
     23800 Commerce Park Road, Suite A
     Cleveland, Ohio  44122

     With a copy to
     Richard H. Kronthal, Esq.
     Kaye, Scholer, Fierman, Hays & Handler, LLP
     425 Park Avenue

     New York, New York   10022

     As to IBC:
     Ms. Sarah Gomez

     International Bioscience Corporation
     777 South Flagler Drive
     Phillips Point Building

     East Tower, Suite 909
     West Palm Beach, Florida  33401

     With a copy to:
     Joseph L. Raia, Esq.
     Holtzman, Krinzman, Equels & Furia
     2601 South Bayshore Drive, Suite 600
     Miami, Florida  33133


     13. Assignment

     (a) Empyrean has no right to sub-license or otherwise assign its rights and delegate its duties under this Agreement.

     (b) Neither IBC nor Empyrean may assign its rights or delegate its duties under this Agreement without the express written consent of the other party.

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     (c) This  Agreement  shall be  binding  on and inure to the  benefit of the parties, and their respective legal representatives, successors and assigns.

     (d) No assignment shall be valid unless accepted in writing by the party to be bound. Any assignment of rights of one party without the express written consent of the other party shall be void, not valid and of no legal effect.

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     IN WITNESS  WHEREOF,  the  parties  hereto do hereby  sign,  enter into and acknowledge this Agreement.


                                        INTERNATIONAL BIOSCIENCE CORPORATION

                                        By: ____________________________________

                                        Title: _________________________________


                                        EMPYREAN BIOSCIENCE, INC.

                                        By: ____________________________________

                                        Title: _________________________________

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                                    EXHIBIT A

                                     GEDA(R)